Midas Fund
Semi-Annual Report

Report From The
Portfolio Manager
& Strategic Advisor

August 15, 1998

       It is a pleasure to welcome the many new shareholders who have invested in Midas Fund despite the difficult market of the past six months. We also note that many shareholders have taken advantage of lower prices to add to their investment.
       The decline in the gold price in January to an eighteen year low of $278, and subsequent failure to recover, has impacted negatively on the prices of gold stocks. Although gold stocks fell across the board, the smaller development capital companies were particularly severely affected.
       The South East Asian economic and financial crisis has had a depressing effect on the demand for precious metals as currency devaluations pushed up prices in domestic currencies. We expect that a return of stability to the region will see demand for gold and silver recover, especially from the larger consumers such as India and China.
       Probably the most important factor overhanging the gold market currently is the advent of the European single currency, the "Euro" and the role of gold in the European Central Bank system. It has already been established that gold will form 15% of the ECB's foreign exchange reserves, but the unresolved question is the policy with regard to the gold remaining in the national central banks.
       In this context, it is important to note that the President of the ECB stated that he wants to bring all foreign exchange reserves of the national central banks, including gold, under the control of the ECB. Once this uncertainty is removed, and gold is an integral part of the Euro, the overall direction of ECB policy should be positive for gold.
       The low gold price is resulting in many mining companies cutting operations and reducing costs, while expanding reserves and production at the same time. In South Africa, Australia, and to a lesser extent Canada, domestic currencies have declined against the U.S. dollar, thereby further lowering costs and enhancing the profitability of mines in these countries. Despite this, stocks have continued to drift lower, and at current levels, gold stocks are trading at their lowest valuations, relative to gold, for twelve years.
       We are very optimistic that a recovery in the gold price above $300 will produce a sharp rally in gold stocks. We remain dedicated to the consistent, disciplined investment process we have established for Midas Fund, and appreciate your confidence and support.

Sincerely,


Kjeld Thygesen                     James Turk

10 Largest Holdings as of June 30, 1998

1) Homestake Mining
The oldest gold producing company in the United States, with expanding international production as well. Generally does not hedge the future price of its gold production.

2) Anglogold
This South African company is the world's largest gold producer and owner of undeveloped gold reserves.

3) Greenstone Resources Ltd.
Exploration in Central America and rapidly expanding gold production at its mines in Panama and Nicaragua.
4)  Stillwater  Mining
The only palladium and platinum mining company in the United States, with plans to further expand production.

Currently benefiting from the high prices for these metals.
5) Normandy Mining
Australia's  largest  gold  mining  company,   with  outstanding   international
operations. Production is substantially hedged at attractive prices.
6) ASARCO
Large copper producer with operations in the United states and Peru, trading at a substantial discount to net assets. Produces silver as a by-product.
7) Freeport Copper & Gold
Mining one of the world's largest copper and gold deposits in Indonesia, with operations offering considerable leverage to a rise in the price of these metals.
8) Industrias Penoles
Mexican-based company is one of the largest silver producers in the world, also mines base metals.
9) Golden Cycle Gold
Owner of the historic Cripple Creek mining district in Colorado, being mined by joint venture partner Minorco, the international arm of Anglo-American.
10) Rio Narcea Gold Mines
Emerging gold  producer.  Its new mine in Spain began  operations in 1998.

Holdings by Type of Company
MAJOR PRODUCING COMPANIES 50.7%
PROJECT DEVELOPMENT COMPANIES 7.5%
SMALLER PRODUCING COMPANIES 37.0%
GOLD AND SILVER BULLION 4.8%

Holdings by Operations
UNITED STATES 34.5%
LATIN AMERICA 13.2%
ASIA  5.9%
EUROPE  6.1%
AUSTRALIA 8.6%
SOUTH AFRICA 10.5%
AFRICA (EXCEPT S. AFRICA) 7.8%
CANADA  8.4%
BULLION 5.0%


Schedule of Portfolio Investments
June 30, 1998 (Unaudited)

Troy Ounces                                                                                                       Market Value

Bullion (5.0%)

         10,036.304  Gold Bullion                                                                                 $  2,980,782
        319,569.019  Silver Bullion                                                                                  1,759,866

                     Total Bullion (cost $4,895,092)                                                                 4,740,648

             Shares                                                                                                Market Value

                          Common Stocks and Warrants (94.3%)
                          North America (67.6%)
               2,445,800  AMT International Mining Corp.* (2)                                                           749,556
                 282,700  Argentina Gold Corp.*                                                                          82,787
                 896,200  Argosy Mining Corp.*                                                                          140,379
               3,114,600  Armada Gold Corp.* (2)                                                                        530,289
                 150,000  ASARCO Inc.                                                                                 3,337,500
                 385,000  Attwood Gold Corp.*                                                                           104,880
               1,186,000  Aurizon Mines Ltd.*                                                                           476,549
                 208,000  Battle Mountain Gold Co.                                                                    1,235,000
                 430,000  Boliden Ltd.*                                                                               2,342,766
               2,600,000  B.Y.G. Natural Resources Inc.* (2)                                                            371,846
                 230,000  Cambior Inc.                                                                                1,354,922
                 850,000  Campbell Resources Inc.*                                                                      318,750
               1,231,000  Canyon Resources Corp.*                                                                       923,250
                 228,572  Claude Resources, Inc.*                                                                       295,765
                 858,000  Cornucopia Resources Ltd.*                                                                     46,746
               2,079,500  Dayton Mining Corporation* (2)                                                              1,345,405
                 459,300  Eldorado Gold Corp.*                                                                          265,880
                 275,000  Etruscan Resources Inc.*                                                                      736,030
               1,810,000  Fairmile Gold Corp.* (2)                                                                      110,941
               1,259,500  Fairstar Explorations Inc.* (2)                                                               278,774
                 425,000  First Dynasty Mines Ltd.*                                                                      75,255







                  48,000  Franco-Nevada Mining Corp. Ltd.                                                               952,906
                 200,000  Freeport-McMoRan Copper & Gold A                                                            2,850,000
                  75,500  Getchell Gold Corp.*                                                                        1,132,500
                 113,700  Gitennes Exploration Inc.*                                                                     70,465
                 300,000  Glamis Gold Ltd.*                                                                           1,050,000
                 400,000  Glenmore Highlands Inc.*                                                                      488,984
                 328,900  Golden Cycle Gold Corp.* (2)                                                                2,590,087
                 500,000  Golden Knight Resources, Inc.*                                                                282,630
                 749,000  Golden Queen Mining Co. Ltd.*                                                                 408,077
                 370,000  Golden Star Resources Ltd.*                                                                   786,250
                 120,000  Gold Reserve Corp.*                                                                           232,500
               1,525,000  Goldstake Explorations Inc.*                                                                  124,630
                 689,300  Greater Lenora Resources Corp.* (2)                                                           178,387
               3,285,000  Greenstone Resources Ltd.*                                                                  4,159,466
                 170,000  Greenstone Resources Ltd. Warrants*                                                           298,124
                 523,800  High River Gold Mines Ltd.*                                                                   410,236
                 281,800  Homestake Mining Co.                                                                        2,923,675
                 554,000  IMA Resource Corp. Special Warrants*                                                          137,712
                 250,000  Indomin Resources Ltd.*                                                                        40,862
                 184,000  International All-North Resources Ltd.*                                                         6,266
                 400,000  International Precious Metals Corp.*                                                           25,000
                 400,000  Jordex Resources, Inc.*                                                                       133,483
                 500,000  Kenrich Mining Corp.*                                                                         170,259
                 300,000  Kenrich Mining Corp. Units                                                                    110,328
                 330,000  Kinross Gold Corp.*                                                                         1,112,473
                 204,167  Lytton Minerals Ltd.*                                                                          65,351
                 772,000  Meridian Gold Inc.*                                                                         1,603,569
                 460,000  Metallica Resources, Inc.*                                                                    469,915
                 500,000  Minera Andes Inc. Special Warrants*                                                           374,570
                 647,142  Minorca Resources, Inc.*                                                                      264,436







                 590,830  Miramar Mining Corp.*                                                                         760,492
               1,000,000  Nelson Gold Corporation Ltd.*                                                                 170,259
                 412,400  Nevsun Resources Ltd.*                                                                        533,633
                  71,000  Newmont Gold Company                                                                        1,752,812
                  71,000  Newmont Mining Corp.                                                                        1,677,375
                 805,000  Oliver Gold Corp.*                                                                            115,129
                 827,400  Oro Nevada Resources Inc.*                                                                    104,246
                 800,000  Ourominas Minerals Inc.*                                                                       29,966
               1,225,000  Palmer Industries* (2)                                                                        379,593
                 330,000  Pangea Goldfields, Inc.*                                                                      323,629
                  65,250  Pioneer Group, Inc.                                                                         1,716,891
                 205,000  Prime Resource Group, Inc.                                                                  1,438,009
                 107,500  Real del Monte Mining Corp.*                                                                   56,739
                  50,000  Reliance Steel & Aluminum Co.                                                               1,931,250
               1,068,330  Rio Narcea Gold Mines, Ltd.*                                                                2,371,884
                 375,500  River Gold Mines Ltd.*                                                                        831,120
                 315,500  Samax Gold Inc.*                                                                            1,149,539
               1,433,333  Sedex Mining Corp.*                                                                           195,230
                 818,800  South American Gold & Copper Ltd.*                                                             47,399
                 150,000  Stillwater Mining Company*                                                                  4,068,750
               2,000,000  Sunshine Mining and Refining Co.*                                                           1,875,000
                 280,000  Tenke Mining Corp.*                                                                           371,846
               1,552,500  Tombstone Explorations Co. Ltd.* (2)                                                          253,754
                 500,000  Trio Gold Corp.*                                                                               99,602
               1,000,000  Vengold Inc.*                                                                               1,014,744
                 634,300  Viceroy Resource Corp.*                                                                       993,557
               4,437,400  Vista Gold Corp.* (2)                                                                         755,508
                 600,000  Western Pacific Mining Exploration Inc. Units*                                                 88,875
               3,055,333  William Resources Inc.* (2)                                                                   374,543
                  30,000  World Fuel Services Corp.                                                                     519,375







                                                                                                                     64,577,160
                          Australia (11.4%)
               1,500,000  Delta Gold NL                                                                               1,838,430
                 700,000  Emperor Mines Ltd.*                                                                           199,318
                 255,000  Homestake Mining Co.                                                                        2,645,640
               4,250,000  Normandy Mining Ltd.                                                                        3,472,590
               7,000,000  Normandy Mining Ltd. Warrants expires 4/30/01*                                                541,625
               3,500,000  Resolute Limited*                                                                           2,123,170
                 750,000  Resolute Limited Rights*                                                                        8,356
                                                                                                                     10,829,129
                          China (.5%)
                 400,000  San Kung Investment Corp. Units (1)                                                           500,000
                          Ghana (1.2%)
                 141,962  Ashanti Goldfields Co. Ltd. GDS                                                             1,153,446
                          Mexico (2.8%)
                 850,000  Industrias Penoles S.A.                                                                     2,701,271
                          South Africa (10.8%)
                  87,223  Anglogold Ltd.                                                                              3,459,976
                  56,891  Anglogold Ltd. ADR                                                                          1,154,242
                  27,500  Durban Roodeport Deep Ltd. Option B
                          expires 6/30/02*                                                                                9,950
                 668,380  Durban Roodeport Deep Ltd. Warrants,
                          expires 12/31/99*                                                                             238,443
                 430,000  Durban Roodeport Deep Ltd.*                                                                   927,801
                 135,809  Gold Fields Ltd.*                                                                             563,523
                  65,700  Gold Fields of South Africa Ltd.                                                              759,656
                 210,700  Harmony Gold Mining Warrants, expires 7/31/01                                                 154,738
                 100,000  Impala Platinum Holdings Ltd.                                                                 850,000
                 582,000  New East Daggafontein Mines Ltd.                                                              449,178
                 200,000  Randgold & Exploration Co. Ltd.*                                                              149,378







                 148,909  Randgold Resources Ltd.                                                                       800,386
                 250,000  Western Areas Gold Mining Co. Ltd.*                                                           788,383
                                                                                                                     10,305,654
                          Total Common Stocks and Warrants
                          (cost: $225,359,882)                                                                       90,066,660
               Contracts  Options (.7%)
                   2,000  ASA Ltd., expires 8/8/98                                                                       81,250
                   4,000  Barrick Gold Corp., expires 7/18/98                                                           175,000
                   4,000  Barrick Gold Corp., expires 7/18/98                                                            37,520
                   5,500  Harmony Gold Mining Co., expires 7/30/99                                                      403,920
                          Total Options (cost: $3,240,333)                                                              697,690
                          Total Investments (100.0%)                                                                $95,504,998
                          (cost: $233,495,307)
                          * Indicates non-income producing security.
                          (1) Security is not publicly traded (see note 5).
                          (2) Affiliated company.

Statement of Assets and Liabilities

June 30, 1998 (Unaudited)


Assets:
      Investments at market value
            (cost: $233,495,307) (note 1)                        $95,504,998
      Collateral for securities loaned, at
            market value (note 5)                                  4,042,422
      Foreign currencies                                             565,585
      Receivables:
            Fund shares sold                                       1,044,281
            Interest                                                 148,375
            Investment securities sold                                63,032
            Dividends                                                  2,215
      Other assets                                                    21,053
            Total assets                                         101,391,961

Liabilities:
      Due to bank                                                     43,172
      Payables:
            Demand note payable to bank (note 4)                   1,667,338
            Fund shares redeemed                                     132,888
            Investment securities purchased                           27,062
            Collateral for securities loaned                       4,042,422
      Accrued management and distribution fees                        83,206
      Accrued expenses                                               183,403
            Total liabilities                                      6,179,491
      (Applicable to 56,364,671 outstanding shares:
      250,000,000 of $.01 par value authorized)                  $95,212,470
      NET ASSET VALUE, OFFERING AND

      REDEMPTION PRICE PER SHARE
      ($95,212,470 / 56,364,671)                                         $1.69
      At June 30, 1998, net assets consisted of:
      Paid-in capital                                             $266,576,183

      Accumulated net realized loss on investments                (33,002,236)
      Net unrealized depreciation on investments
            and foreign currencies                               (138,091,847)
      Accumulated deficit in net investment income                   (269,630)
                                                                   $95,212,470



Statement of Operations

Six Months Ended June 30, 1998 (Unaudited)
  Dividends (net of $9,469 foreign tax expense)                      $ 702,533
Interest                                                               292,081
Total investment income                                                994,614
Investment management (note 3)                                         553,301
Distribution (note 3)                                                  138,325
Transfer agent                                                         287,790
Shareholder administration (note 3)                                     89,080
Custodian                                                               82,723
Printing                                                                39,287
Registration (note 3)                                                   31,364
Professional (note 3)                                                   16,074
Directors                                                               14,212
Interest                                                                 7,521
Other                                                                   19,688
Total expenses                                                       1,279,365
Transfer agent credits (note 5)                                        (9,668)
Fee Reductions (note 5)                                                (5,453)

Net expenses                                                         1,264,244
Net investment loss                                                   (269,630)


Net realized loss from foreign currency
and futures transactions                                              (946,644)

Net realized loss from security transactions                        (4,201,174)
Unrealized depreciation of investments and
         foreign currencies during the period                      (18,030,400)
Net realized and unrealized loss on investments and foreign        (23,178,218)
currencies

Net decrease in net assets resulting from operations              $(23,447,848)




Statements of Changes in Net Assets

For the Six Months Ended June 30, 1998
(Unaudited) and the Year Ended December 31, 1997&009;

                                                                                       June 30,                 December 31,
Operations:                                                                                1998                         1997
       Net investment loss                                                          $ (269,630)                $ (1,132,867)
       Net realized loss from foreign currency and futures                            (946,644)                  (1,267,776)
       transactions
       Net realized loss from security transactions                                 (4,201,174)                 (24,033,256)

       Unrealized depreciation of investments and foreign                          (18,030,400)                (106,987,683)
       currencies during the period
       Net decrease in net assets resulting from operations                        (23,447,848)                (133,421,582)

Capital Share Transactions:
       Increase in net assets resulting from capital share                           17,838,977                   33,786,396
       transactions (a)







       Total decrease in net assets                                                 (5,608,871)                (99,635,186)
Net Assets:
       Beginning of period                                                          100,821,341                 200,456,527
       End of period (including accumulated deficit in net                          $95,212,470                $100,821,341
       investment income of $269,630 in 1998)
       (a) Transactions in capital shares were as follows:

                                                                                                               Shares Value
       Shares sold                                                                                             $191,963,387
       Shares redeemed                                                                                        (158,176,991)
       Net increase                                                                                             $33,786,396

Notes to Financial Statements (Unaudited)

1. Midas Fund, Inc. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objectives of the Fund are primarily capital appreciation and protection against inflation and, secondarily, current income. The Fund seeks to achieve these objectives by investing 65% of its total assets primarily in (1) securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources and (2) gold, silver and platinum bullion, as set forth in its prospectus. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, investments in securities traded on a national securities exchange and securities traded on the Nasdaq National Market System ("NMS") are valued at the last quoted sales price on the day the valuations are made. Such securities that are not traded on a particular day, securities traded in the over-the-counter market that are not on NMS, and bullion are valued at the mean between the last reported bid and asked prices. Foreign securities, currencies, and gold, platinum and silver coins are valued in U.S. dollars at prevailing exchange rates. Assets for which quotations are not readily available are valued as determined in good faith by or under the direction of the Board of Directors. Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Debt securities with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. Based upon Federal income tax cost of $233,495,307, gross unrealized appreciation and gross unrealized depreciation were $1,470,270 and $139,460,579, respectively, at June 30, 1998. At December 31, 1997, the Fund had an unused capital loss carryforward of approximately $27,854,400 of which $25,267,300 and $2,587,100 expires in 2005 and 2004, respectively. The Fund retains Midas Management Corporation (the "Investment Manager") as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% of net assets up to $200 million, .95% over $200 million up to $400 million,
 .90% over $400 million up to $600 million, .85% over $600 million up to $800 million, .80% over $800 million up to $1 billion and .75% over $1 billion. The Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. Pursuant to the Investment Management Agreement, the Investment Manager retains Lion Resource Management Limited (the "Subadviser") regarding portfolio investments. Pursuant to the Subadvisory agreement, the Subadviser advises and consults with the Investment Manager regarding the selection, clearing and safekeeping of the Fund's portfolio investments and assists in pricing and generally monitoring such investments. The Subadviser also provides the Investment Manager with advice as to allocating the Fund's portfolio assets among various countries, including the United States and among equities, bullion
and  other  types  of  investments,   including   recommendations   of  specific
investments. The Investment Manager, not the Fund, pays the Subadviser monthly a
percentage  of  the  Investment   Manager's  net  fees  based  upon  the  Fund's
performance and net assets. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc. (the "Distributor"). For the six months ended June 30, 1998, an affiliate of the Investment Manager, received commissions of $18,006 for brokerage services. The Fund reimbursed the Investment Manager $24,536 for providing certain administrative and accounting services at cost. The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Pursuant to the Plan, the Fund pays the

Distributor an amount up to one-quarter of one percent per annum of the Fund's average daily net assets as compensation for distribution and service activities. The fee is intended to cover personal services provided to shareholders in the Fund and maintenance of shareholder accounts and all other activities and expenses primarily intended to result in the sale of the Fund's shares. Investor Service Center also received $89,080 for shareholder administration services which it provided to the Fund at cost during the six months ended June 30, 1998.

3. The Fund has a bank line of credit for leveraging and temporary or emergency purposes. At June 30, 1998, the balance outstanding was $1,667,338 and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage point. For the six months ended June 30, 1998, the weighted average interest rate was 6.34% based on the balances outstanding during the period and the weighted average amount outstanding was $165,431.

4. The Fund has entered into an arrangement with its transfer agent and custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Fund's expenses. During the period, the Fund's transfer agent fees and custodian fees were reduced by $9,668 and $5,453, respectively, under such arrangements. Purchases and proceeds of sales of securities other than short term investments and bullion aggregated $34,857,473 and $13,931,363, respectively, during the six months ended June 30, 1998. As of June 30, 1998, the Fund loaned common stocks having a value of $974,631 and received cash collateral of $4,042,422 for the loan.

5. On June 30, 1998, the Fund held certain securities which are not publicly traded and valued at fair value as determined in good faith by or under the direction of the Board of Directors. Dates of acquisition and cost of such securities are as follows:

 ...Shares                Date of Acquisition       Cost          Value

400,000 San Kung                2/4/97          $1,000,000     $500,000
Investment Corp. Units                          $1,000,000     $500,000
At June 30, 1998, the total value of such securities represented 0.53% of net assets.


Financial Highlights

                            Years Ended December 31,
                                                       Six Months       1997         1996        1995          1994          1993
                                                       Ended June
                                                       30, 1998
                                                       (Unaudited)*
Per Share Data
Net asset value at beginning of period                    $2.11         $5.15        $4.25       $3.32         $4.16         $2.35
Income from investment operations:
      Net investment loss                                 (.01)         (.03)        (.05)       (.06)         (.05)         (.01)
      Net realized and unrealized gain (loss) on
      investments                                         (.41)        (3.01)          .95        1.28         (.67)          2.34
            Total from investment operations              (.42)        (3.04)          .90        1.22         (.72)          2.33
Less distributions:
      Distributions from net investment income                _             _            _           _             _             _
      Distributions from net realized gains                   _             _            _       (.29)         (.12)         (.52)
            Total distributions                                             _            _       (.29)         (.12)         (.52)
Net asset value at end of period                          $1.69         $2.11        $5.15       $4.25         $3.32         $4.16
TOTAL RETURN                                           (19.91)%      (59.03%)       21.22%       36.73%       (17.27)%       99.24%
Ratios/Supplemental Data
Net assets at end of period (000's omitted)             $95,212      $100,793     $200,457     $15,753        $7,052        $10,357
Ratio of expenses to average net assets (a)             2.31%**         1.90%        1.63%       2.26%         2.15%         2.18%
(b)
Ratio of net investment loss to average net            (.49)%**        (.72)%       (.92)%     (1.47)%       (1.26)%       (0.28)%
assets (c)
Portfolio turnover rate                                     14%           50%         23%        48%           53%           63%
Average commission per share                             $.0118        $.0116       $.0204



*Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.

**Annualized

(a)Ratio prior to reimbursement by the Investment Manager was 2.15%**, 1.83%, and 2.52% for the years ended December 31, 1997, 1996, and 1995, respectively.

(b) Ratio after transfer agent and custodian credits were 2.29%**, 1.88%, 1.61% and 2.25% for the six months ended June 30, 1998 and the years ended December 31, 1997, 1996 and 1995, respectively. Prior to 1995, such credits were reflected in the ratio. There were no custodian credits for 1996.
(c) Ratio prior to reimbursement by the Investment Manager was (.97%)**, (1.12)%, and (1.73)% for the years ended December 31, 1997, 1996, and 1995, respectively.

FUND FEATURES & SERVICES

Investment Objectives
The Fund seeks capital appreciation and protection against inflation, with current income as a secondary goal.

Fund Management
Midas Management Corporation acts as general manager of the Fund and Lion Resource Management Limited serves as subadviser. Kjeld Thygesen is the Fund's portfolio manager. Mr. Thygesen has been Managing Director of the subadviser since 1989 and portfolio manager of the Fund since 1992.

Investment Strategy
Midas Fund invests primarily in the equity securities of established mining companies worldwide. The Fund also invests a smaller portion of its assets in developing companies that offer strong growth potential.

Portfolio Benefits
o Long term growth potential through appreciation in the value of equity securities held in its portfolio. o Diversification for overall stock and bond portfolios seeking a growth investment that can capitalize on favorable trends in the precious metals resource markets. o An inflation hedge is offered by the Fund's international focus on resource opportunities.

Minimum Investments
o  Regular Accounts, $1,000
o Traditional  Deductible IRA, Roth IRA, SEP-IRA,  SIMPLE IRA, 403(b),  $1,000 o
Education  IRA,  $500  o  Automatic   Investment  Program,   $100  o  Subsequent
Investments, $100

ACCOUNT ACCESS

For  Fund  prospectuses  and  other  investment   information,   call  toll-free
1-888-503-FUND   (3863)  For  shareholder  services  by  Investor  Access,  call toll-free

1-888-503-VOICE (8642)
Or, access the Fund on the the web at

www.midasfund.com